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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K



                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 20, 1998

                               COREL CORPORATION
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            (Exact name of Registrant as specified in its charter)

                                    Canada
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                (State or other jurisdiction of incorporation)

     0-20562                                             Not Applicable
  -----------------                                    ------------------
   (Commission                                           (IRS Employer
    File Number)                                        Identification No.)

             1600 Carling Avenue, Ottawa, Ontario, Canada  K1Z8R7
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             (Address of principal executive offices)  (Zip code)

                                (613) 728-8200
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             (Registrant's telephone number, including area code)

                                Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     On January 20, 1998, Corel Corporation (the "Company") issued a press release concerning (i) results for its fourth fiscal quarter ended November 30, 1997, and (ii) the restatement of certain financial information that was included in the Company's previously reported quarterly results for the first three fiscal quarters, to reflect certain adjustments to revenue and costs of sales relating to certain technology exchange transactions entered into by the Company in the first three quarters of fiscal 1997. The adjustments will decrease revenues for those quarters from previously reported amounts. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated herein.

          The Company expects to file amended Quarterly Reports on Form 10-Q to reflect the restatement of these items.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits.
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          The following exhibits are filed herewith:


99.01     Press release dated January 20, 1998

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 20, 1998

                                         Corel Corporation


                                         By: /s/ Michael P. O'Reilly
                                             -----------------------------
                                             Michael P. O'Reilly, Vice President
                                             and Chief Financial Officer

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